UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

Commission File Number: 000-26181

AngioGenex, Inc.

 (Exact name of small business issuer as specified in its charter)

Nevada	86-0945116
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

425 Madison Ave., Suite 902, New York, New York 10017
(Address of principal executive offices)

(212) 644-2100
(Issuer's telephone number, including area code)

(Former name, former address and former fiscal year, If changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

(1)

Previous Independent Registered Public Accounting Firm

(i)

On April 5, 2017, AngioGenex, Inc. (“Registrant”) dismissed its independent registered public accounting firm, Li & Company, PC (“Li & Company”).

(ii)

The decision to change independent registered public accounting firm was approved by the Board of Directors of the Registrant.

(iii)

During the Registrant’s interim periods through September 30, 2009 there were no disagreements with Li & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li & Company, would have caused it to make reference thereto in its reports on the financial statements for such interim periods and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(iv)

On April 10, 2017 the Registrant provided Li & Co with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)

New Independent Registered Public Accounting Firm

The Registrant has engaged EisnerAmper LLP as its new independent registered public accounting firm to audit and review the Registrant’s financial statements effective April 5, 2017.  During the two most recent years ended December 31, 2016 and 2015, and any subsequent period through the date hereof prior to the engagement of EisnerAmper LLP, neither the Registrant, nor someone on its behalf, has consulted EisnerAmper regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.	Description

16.1	Letter of Li & Co. dated April 10, 2017 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AngioGenex, Inc. (Registrant) Date: April 10, 2017 By: /s/ Robert Benezra Robert Benezra Chief Executive Officer